Exhibit 21.1

                           SUBSIDIARIES OF REGISTRANT

      The following entities are subsidiaries of the Registrant, First Merchants Corporation, as of the date hereof:

         Name of Registrant's Subsidiary                       State of Incorporation or Organization
         -------------------------------                       --------------------------------------
         Decatur Bank & Trust Company                                  Indiana
         520 North 13th Street
         Decatur, Indiana 46733

         First Merchants Bank, National Association                    Under the laws of the United States
           (also doing business as First Merchants
           Bank of  Hamilton County)
         200 East Jackson Street
         Muncie, Indiana  47305

         First Merchants Capital Trust I                               Delaware
         200 East Jackson Street
         Muncie, Indiana  47305

         First Merchants Capital Trust II                              Delaware
         200 East Jackson Street
         Muncie, Indiana  47305

         First Merchants Capital Trust III                             Delaware
         200 East Jackson Street
         Muncie, Indiana  47305

         First Merchants Insurance Services, Inc.                      Indiana
         200 East Jackson Street
         Muncie, Indiana  47305

         First United Bank                                             Indiana
         709 Mill Street
         Middletown, Indiana  47356

         Frances Slocum Bank & Trust Company                           Indiana
         1250 North Cass Street
         Wabash, Indiana  46992

         Indiana Title Insurance Company                               Indiana
         200 East Jackson Street
         Muncie, Indiana 47305

         Indiana Title Insurance Company, LLC                          Indiana
         200 East Jackson Street
         Muncie, Indiana 47305


                                    Ex. 21-1

         Name of Registrant's Subsidiary                      State of Incorporation or Organization
         -------------------------------                      --------------------------------------
         Lafayette Bank and Trust Company                             Indiana
         133 North 4th Street
         Lafayette, Indiana 47902

         Merchants Trust Company, National Association                Under the laws of the United States
         200 East Jackson Street
         Muncie, Indiana 47305

         The First National Bank of Portland                          Under the laws of the United States
         112 West Main Street
         Portland, Indiana  47371

         The Madison Community Bank                                   Indiana
         19 West 10th Street
         Anderson, Indiana 46016

         The Randolph County Bank                                     Indiana
         122 West Washington Street
         Winchester, Indiana  47394

         The Union County National Bank                               Under the laws of the United States
           of Liberty
         107 West Union, Box 217
         Liberty, Indiana  47353

         Wabash Valley Investments, Inc.                              Nevada
         133 North 4th Street
         Lafayette, Indiana 47902

         Wabash Valley, LLC                                           Nevada
         133 North 4th Street
         Lafayette, Indiana 47902

         Wabash Valley Holdings, Inc.                                 Nevada
         133 North 4th Street
         Lafayette, Indiana 47902

                                    Ex. 21-2